Exhibit 99.2

First NLC Trust 2005-1

Disclaimer

COMPUTATIONAL MATERIALS

This Series Term Sheet contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials, including without limitation the collateral tables which follow, are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. Certain mortgage loans contained in this statistical pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

First NLC 2005-1 Preliminary Stratifications	4,380 records
Friedman Billings Ramsey

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
Original Balance ($)	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

0.01 - 50,000.00	405	13,548,992.54	33,454.30	1.83	10.519	651	96.03
50,000.01 - 100,000.00	957	73,741,201.99	77,054.55	9.97	8.534	618	85.97
100,000.01 - 150,000.00	945	116,950,389.40	123,757.03	15.81	7.600	616	82.16
150,000.01 - 200,000.00	718	126,006,509.24	175,496.53	17.04	7.267	624	82.04
200,000.01 - 250,000.00	483	107,923,244.94	223,443.57	14.59	7.061	634	81.93
250,000.01 - 300,000.00	336	92,667,317.43	275,795.59	12.53	6.854	641	81.23
300,000.01 - 350,000.00	199	64,360,373.31	323,418.96	8.70	6.896	645	82.75
350,000.01 - 400,000.00	143	53,665,100.76	375,280.42	7.26	6.790	648	81.08
400,000.01 - 450,000.00	82	34,967,497.15	426,432.89	4.73	6.613	645	81.07
450,000.01 - 500,000.00	91	43,854,845.17	481,921.38	5.93	6.529	660	79.28
500,000.01 - 550,000.00	12	6,289,148.56	524,095.71	0.85	6.932	640	82.96
550,000.01 - 600,000.00	2	1,103,650.00	551,825.00	0.15	6.063	696	84.99
600,000.01 - 650,000.00	6	3,763,332.54	627,222.09	0.51	6.750	636	72.56
700,000.01 - 750,000.00	1	750,000.00	750,000.00	0.10	5.250	688	79.79

Total:	4,380	739,591,603.03	168,856.53	100.00	7.273	633	82.33

Min: $13,750.00
Max: $750,000.00
Average: $168,926.57

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
Current Balance ($)	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

0.01 - 50,000.00	406	13,598,507.62	33,493.86	1.84	10.514	650	95.98
50,000.01 - 100,000.00	956	73,691,686.91	77,083.35	9.96	8.534	618	85.98
100,000.01 - 150,000.00	945	116,950,389.40	123,757.03	15.81	7.600	616	82.16
150,000.01 - 200,000.00	718	126,006,509.24	175,496.53	17.04	7.267	624	82.04
200,000.01 - 250,000.00	483	107,923,244.94	223,443.57	14.59	7.061	634	81.93
250,000.01 - 300,000.00	336	92,667,317.43	275,795.59	12.53	6.854	641	81.23
300,000.01 - 350,000.00	199	64,360,373.31	323,418.96	8.70	6.896	645	82.75
350,000.01 - 400,000.00	143	53,665,100.76	375,280.42	7.26	6.790	648	81.08
400,000.01 - 450,000.00	82	34,967,497.15	426,432.89	4.73	6.613	645	81.07
450,000.01 - 500,000.00	91	43,854,845.17	481,921.38	5.93	6.529	660	79.28
500,000.01 - 550,000.00	12	6,289,148.56	524,095.71	0.85	6.932	640	82.96
550,000.01 - 600,000.00	2	1,103,650.00	551,825.00	0.15	6.063	696	84.99
600,000.01 - 650,000.00	6	3,763,332.54	627,222.09	0.51	6.750	636	72.56
700,000.01 - 750,000.00	1	750,000.00	750,000.00	0.10	5.250	688	79.79

Total:	4,380	739,591,603.03	168,856.53	100.00	7.273	633	82.33

Min: $13,750.00
Max: $750,000.00
Average: $168,856.53

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	4,380 records
Friedman Billings Ramsey

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
Mortgage Rate (%)	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

4.501 - 5.000	3	635,850.00	211,950.00	0.09	4.933	641	76.02
5.001 - 5.500	46	11,565,714.02	251,428.57	1.56	5.352	664	77.71
5.501 - 6.000	280	73,617,012.71	262,917.90	9.95	5.880	665	78.92
6.001 - 6.500	515	124,302,095.99	241,363.29	16.81	6.350	661	80.65
6.501 - 7.000	807	173,392,675.06	214,860.81	23.44	6.810	643	80.77
7.001 - 7.500	585	106,534,524.82	182,110.30	14.40	7.322	628	81.92
7.501 - 8.000	691	111,671,801.20	161,608.97	15.10	7.781	607	82.87
8.001 - 8.500	312	46,252,311.73	148,244.59	6.25	8.288	587	81.93
8.501 - 9.000	275	34,215,257.48	124,419.12	4.63	8.801	581	85.36
9.001 - 9.500	185	18,251,329.68	98,655.84	2.47	9.255	604	89.60
9.501 - 10.000	277	20,067,562.70	72,446.07	2.71	9.789	636	95.25
10.001 - 10.500	73	4,462,047.48	61,123.94	0.60	10.242	623	92.99
10.501 - 11.000	94	5,165,674.56	54,953.98	0.70	10.735	639	99.41
11.001 - 11.500	90	3,595,576.72	39,950.85	0.49	11.283	660	99.13
11.501 - 12.000	95	3,663,564.45	38,563.84	0.50	11.872	630	99.01
12.001 - 12.500	48	2,064,638.24	43,013.30	0.28	12.278	630	99.50
12.501 - 13.000	3	98,332.39	32,777.46	0.01	12.717	632	100.00
13.001 - 13.500	1	35,633.80	35,633.80	0.00	13.050	636	99.97

Total:	4,380	739,591,603.03	168,856.53	100.00	7.273	633	82.33

Min: 4.875%
Max: 13.050%
Weighted Average: 7.273%

			Percent of		Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Average
	Mortgage	Principal	Principal	Loan	Gross	Credit	Orginal
Loan Type	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

ARM 3/27	1,535	242,826,575.97	32.83	158,193.21	7.584	605	81.16
ARM 2/28	827	151,163,061.20	20.44	182,784.84	7.240	621	83.83
ARM 3/27 60 Month IO	486	133,588,845.95	18.06	274,874.17	6.515	666	80.21
ARM 2/28 60 Month IO	460	122,176,118.35	16.52	265,600.26	6.601	662	80.51
30 Year Fixed	789	75,841,851.41	10.25	96,124.02	8.305	641	87.73
15 Year Balloon	222	9,237,564.68	1.25	41,610.65	10.630	657	99.20
15 Year Fixed	35	2,941,646.41	0.40	84,047.04	7.944	650	81.09
20 Year Fixed	26	1,815,939.06	0.25	69,843.81	8.199	641	83.88

Total:	4,380	739,591,603.03	100.00	168,856.53	7.273	633	82.33

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
Lien Position	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

1	3,683	702,663,160.81	190,785.54	95.01	7.114	632	81.43
2	697	36,928,442.22	52,981.98	4.99	10.305	664	99.42

Total:	4,380	739,591,603.03	168,856.53	100.00	7.273	633	82.33

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	4,380 records
Friedman Billings Ramsey

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
Remaining Term to Maturity	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
(Months)	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

169 - 180	257	12,179,211.09	47,389.93	1.65	9.981	655	94.83
229 - 240	26	1,815,939.06	69,843.81	0.25	8.199	641	83.88
349 - 360	4,097	725,596,452.88	177,104.33	98.11	7.225	633	82.12

Total:	4,380	739,591,603.03	168,856.53	100.00	7.273	633	82.33

Min: 173
Max: 360
Weighted Average: 355

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
Seasoning (Months)	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

0	1,595	268,317,997.63	168,224.45	36.28	7.260	631	82.50
1	841	126,699,449.25	150,653.33	17.13	7.533	627	82.87
2	1,283	217,663,090.69	169,651.67	29.43	7.354	631	81.72
3	471	89,123,360.69	189,221.57	12.05	6.924	648	82.09
4	141	28,218,002.05	200,127.67	3.82	6.765	656	83.34
5	27	6,531,918.82	241,922.92	0.88	6.666	651	83.31
6	4	675,329.75	168,832.44	0.09	8.420	576	82.10
7	13	1,654,160.00	127,243.08	0.22	8.537	618	85.67
8	3	536,672.95	178,890.98	0.07	7.011	584	84.08
9	2	171,621.20	85,810.60	0.02	6.281	634	81.73

Total:	4,380	739,591,603.03	168,856.53	100.00	7.273	633	82.33

Min: 0
Max: 9
Weighted Average: 1

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
Original CLTV (%)	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

10.01 - 15.00	1	50,000.00	50,000.00	0.01	7.750	577	13.59
15.01 - 20.00	2	249,000.00	124,500.00	0.03	5.811	609	16.95
20.01 - 25.00	3	293,900.00	97,966.67	0.04	6.968	587	23.52
25.01 - 30.00	3	177,565.45	59,188.48	0.02	7.576	577	26.95
30.01 - 35.00	4	374,763.79	93,690.95	0.05	7.457	552	31.79
35.01 - 40.00	13	1,405,302.09	108,100.16	0.19	7.186	585	37.43
40.01 - 45.00	16	2,279,343.85	142,458.99	0.31	7.207	613	43.06
45.01 - 50.00	21	2,948,122.37	140,386.78	0.40	7.040	602	48.12
50.01 - 55.00	34	4,762,262.47	140,066.54	0.64	6.937	584	53.12
55.01 - 60.00	46	7,103,612.20	154,426.35	0.96	7.307	580	57.99
60.01 - 65.00	92	15,224,314.04	165,481.67	2.06	7.235	591	63.23
65.01 - 70.00	144	27,698,902.21	192,353.49	3.75	7.103	590	68.39
70.01 - 75.00	239	42,402,439.54	177,416.07	5.73	7.206	605	73.58
75.01 - 80.00	1,727	363,828,185.63	210,670.63	49.19	6.874	647	79.82
80.01 - 85.00	357	62,385,848.66	174,750.28	8.44	7.378	608	84.38
85.01 - 90.00	558	98,529,778.27	176,576.66	13.32	7.475	618	89.58
90.01 - 95.00	221	33,643,762.61	152,234.22	4.55	7.348	643	94.53
95.01 -100.00	899	76,234,499.85	84,799.22	10.31	8.941	655	99.91

Total:	4,380	739,591,603.03	168,856.53	100.00	7.273	633	82.33

Min: 13.59%
Max: 100.00%
Weighted Average: 82.33%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	4,380 records
Friedman Billings Ramsey

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
FICO Score	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

481 - 500	9	1,453,194.07	161,466.01	0.20	8.130	500	77.38
501 - 520	145	21,205,218.85	146,242.89	2.87	8.117	510	75.16
521 - 540	211	29,755,153.67	141,019.69	4.02	8.205	532	76.50
541 - 560	250	37,145,567.29	148,582.27	5.02	7.959	551	78.63
561 - 580	267	42,048,183.97	157,483.84	5.69	7.668	571	79.60
581 - 600	336	57,050,578.28	169,793.39	7.71	7.612	590	83.43
601 - 620	592	92,165,532.39	155,685.02	12.46	7.392	611	83.57
621 - 640	744	121,988,209.28	163,962.65	16.49	7.215	630	82.85
641 - 660	602	115,377,576.47	191,657.10	15.60	7.011	650	82.72
661 - 680	467	86,422,347.06	185,058.56	11.69	6.964	670	83.93
681 - 700	301	50,931,640.08	169,208.11	6.89	6.888	689	82.90
701 - 720	186	33,968,081.82	182,624.10	4.59	6.867	710	83.53
721 - 740	115	20,874,721.49	181,519.32	2.82	6.738	730	84.05
741 - 760	71	13,927,707.73	196,164.90	1.88	6.853	749	83.60
761 - 780	49	8,830,072.00	180,205.55	1.19	6.869	770	85.22
781 - 800	31	5,712,636.23	184,278.59	0.77	6.998	788	84.08
801 - 820	4	735,182.35	183,795.59	0.10	7.780	805	88.37

Total:	4,380	739,591,603.03	168,856.53	100.00	7.273	633	82.33

Min: 500
Max: 813
Weighted Average: 633

			Percent of		Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Average
	Mortgage	Principal	Principal	Loan	Gross	Credit	Orginal
Use of Proceeds	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

Cashout	2,230	380,077,442.78	51.39	170,438.32	7.296	610	81.34
Purchase	2,068	345,961,960.16	46.78	167,293.02	7.241	660	83.37
Rate/Term Refinance	82	13,552,200.09	1.83	165,270.73	7.455	616	83.53

Total:	4,380	739,591,603.03	100.00	168,856.53	7.273	633	82.33

			Percent of		Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Average
	Mortgage	Principal	Principal	Loan	Gross	Credit	Orginal
Property Type	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

Single Family	3,660	619,458,066.91	83.76	169,250.84	7.259	629	82.45
Condo	345	49,873,440.91	6.74	144,560.70	7.307	655	83.04
Townhouse	164	26,565,837.83	3.59	161,986.82	7.167	650	82.89
3-4 Unit	110	24,301,921.79	3.29	220,926.56	7.633	658	80.08
Duplex	101	19,392,335.59	2.62	192,003.32	7.319	653	78.88

Total:	4,380	739,591,603.03	100.00	168,856.53	7.273	633	82.33

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	4,380 records
Friedman Billings Ramsey

			Percent of		Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Average
	Mortgage	Principal	Principal	Loan	Gross	Credit	Orginal
Documentation Type	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

NIV	2,059	390,127,073.10	52.75	189,474.05	7.185	656	81.56
Full	2,088	309,595,639.90	41.86	148,273.77	7.373	606	83.70
Stated	165	27,741,194.06	3.75	168,128.45	7.358	620	78.44
12 Month Bank Statements	40	6,025,519.28	0.81	150,637.98	7.840	605	81.97
24 Month Bank Statements	21	4,229,362.47	0.57	201,398.21	6.857	626	81.91
Reduced	5	1,408,193.76	0.19	281,638.75	6.918	600	78.49
NINA	1	267,929.00	0.04	267,929.00	6.375	655	80.00
Alternative	1	196,691.46	0.03	196,691.46	8.125	508	65.00

Total:	4,380	739,591,603.03	100.00	168,856.53	7.273	633	82.33

			Percent of		Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Average
	Mortgage	Principal	Principal	Loan	Gross	Credit	Orginal
Occupancy Type	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

Owner Occupied	4,278	724,880,557.34	98.01	169,443.80	7.267	633	82.47
Non-Owner Occupied	102	14,711,045.69	1.99	144,225.94	7.574	647	75.81

Total:	4,380	739,591,603.03	100.00	168,856.53	7.273	633	82.33

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
Loan Grade	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

A	2,618	467,798,237.99	178,685.35	63.25	7.018	667	83.22
B	1,291	203,876,879.46	157,921.67	27.57	7.582	590	82.25
C	471	67,916,485.58	144,196.36	9.18	8.100	527	76.49

Total:	4,380	739,591,603.03	168,856.53	100.00	7.273	633	82.33

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	4,380 records
Friedman Billings Ramsey

			Percent of		Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Average
	Mortgage	Principal	Principal	Loan	Gross	Credit	Orginal
Geographic Distribution	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

California	1,211	290,404,967.81	39.27	239,805.92	6.877	644	80.07
Florida	870	126,488,325.43	17.10	145,388.88	7.506	632	82.57
Illinois	480	78,883,473.46	10.67	164,340.57	7.388	631	83.75
Michigan	211	25,005,028.54	3.38	118,507.24	8.118	599	85.10
Maryland	116	23,697,537.32	3.20	204,289.11	7.340	637	82.95
Nevada	118	20,042,775.42	2.71	169,854.03	6.956	639	81.20
Virginia	108	19,743,316.42	2.67	182,808.49	7.499	641	83.56
Massachusetts	87	17,624,837.70	2.38	202,584.34	7.532	630	81.34
North Carolina	152	14,960,295.72	2.02	98,423.00	7.815	625	87.04
Arizona	112	14,017,472.36	1.90	125,156.00	7.253	623	87.36
Pennsylvania	125	13,080,777.03	1.77	104,646.22	7.747	607	86.80
Colorado	79	11,065,732.91	1.50	140,072.57	7.001	623	85.08
Rhode Island	58	9,449,302.39	1.28	162,919.01	7.723	652	81.95
Washington	56	8,580,308.78	1.16	153,219.80	7.106	620	85.65
Tennessee	86	7,606,624.90	1.03	88,449.13	7.904	620	86.19
Indiana	78	7,452,676.83	1.01	95,547.14	8.046	597	87.16
Ohio	63	6,620,967.17	0.90	105,094.72	7.807	625	86.67
Georgia	47	6,318,444.65	0.85	134,434.99	7.589	629	84.41
Wisconsin	50	6,207,878.92	0.84	124,157.58	7.965	618	83.91
Minnesota	35	5,330,738.65	0.72	152,306.82	7.480	609	83.91
Connecticut	34	4,750,333.24	0.64	139,715.68	7.852	629	82.01
Texas	46	4,207,954.02	0.57	91,477.26	8.023	587	83.21
Louisiana	37	3,393,092.57	0.46	91,705.20	8.446	597	86.15
Oregon	23	3,010,022.34	0.41	130,870.54	6.694	642	79.48
Kentucky	21	2,727,296.42	0.37	129,871.26	7.864	603	87.49
Missouri	19	2,422,603.81	0.33	127,505.46	8.157	590	87.68
Idaho	15	1,725,928.79	0.23	115,061.92	7.175	627	87.97
New Jersey	7	1,384,635.95	0.19	197,805.14	7.819	566	77.82
Nebraska	9	1,041,560.00	0.14	115,728.89	7.244	608	92.26
Oklahoma	8	810,776.71	0.11	101,347.09	8.055	632	93.92
Iowa	10	778,917.91	0.11	77,891.79	9.875	596	88.71
Utah	3	279,387.90	0.04	93,129.30	7.713	565	81.41
Arkansas	4	269,166.02	0.04	67,291.51	8.185	617	91.21
South Carolina	1	128,500.00	0.02	128,500.00	7.990	621	100.00
New Mexico	1	79,944.94	0.01	79,944.94	7.875	591	80.00

Total:	4,380	739,591,603.03	100.00	168,856.53	7.273	633	82.33

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
Prepayment Penalty Term (Years)	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

0	826	112,873,231.10	136,650.40	15.26	7.769	634	84.03
1	184	37,678,412.91	204,773.98	5.09	7.297	647	82.29
2	1,083	221,591,111.70	204,608.60	29.96	6.937	636	82.44
3	2,287	367,448,847.32	160,668.49	49.68	7.321	630	81.75

Total:	4,380	739,591,603.03	168,856.53	100.00	7.273	633	82.33

Loans with Penalty: 84.74%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	4,380 records
Friedman Billings Ramsey

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
Margin (%) - ARM Only	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

4.001 - 4.500	109	20,063,685.00	184,070.50	3.09	7.142	635	83.11
4.501 - 5.000	241	43,887,160.64	182,104.40	6.75	7.001	630	81.88
5.001 - 5.500	122	31,679,847.95	259,670.88	4.88	5.891	665	80.97
5.501 - 6.000	350	91,454,621.55	261,298.92	14.08	6.079	663	79.76
6.001 - 6.500	572	137,355,277.82	240,131.60	21.14	6.569	651	80.47
6.501 - 7.000	541	110,981,131.86	205,140.72	17.08	7.012	637	80.94
7.001 - 7.500	472	83,428,075.79	176,754.40	12.84	7.548	620	81.68
7.501 - 8.000	380	62,797,705.16	165,257.12	9.66	8.018	601	82.69
8.001 - 8.500	235	33,451,072.60	142,344.99	5.15	8.542	575	83.23
8.501 - 9.000	167	22,885,364.02	137,038.11	3.52	8.997	570	85.45
9.001 - 9.500	75	7,368,145.29	98,241.94	1.13	9.508	573	87.52
9.501 - 10.000	37	3,863,178.62	104,410.23	0.59	9.955	562	87.74
10.001 - 10.500	5	449,286.34	89,857.27	0.07	10.362	540	83.80
10.501 - 11.000	2	90,048.83	45,024.42	0.01	11.024	560	86.57

Total:	3,308	649,754,601.47	196,419.17	100.00	7.099	632	81.46

Min (>0): 4.500%
Max: 10.900%
Weighted Average (>0): 6.632%

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
ARM Only	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

11.501 - 12.000	3	635,850.00	211,950.00	0.10	4.933	641	76.02
12.001 - 12.500	45	11,359,714.02	252,438.09	1.75	5.349	664	78.23
12.501 - 13.000	274	72,331,682.89	263,984.24	11.13	5.880	664	79.12
13.001 - 13.500	454	112,887,103.01	248,650.01	17.37	6.349	661	80.68
13.501 - 14.000	723	160,986,364.41	222,664.40	24.78	6.809	644	80.81
14.001 - 14.500	522	97,424,096.97	186,636.20	14.99	7.322	628	81.90
14.501 - 15.000	615	101,740,958.52	165,432.45	15.66	7.777	607	82.76
15.001 - 15.500	265	41,626,188.49	157,079.96	6.41	8.284	585	81.71
15.501 - 16.000	218	29,824,254.11	136,808.51	4.59	8.805	574	84.98
16.001 - 16.500	109	13,291,412.80	121,939.57	2.05	9.253	573	86.56
16.501 - 17.000	63	5,980,418.14	94,927.27	0.92	9.795	568	87.50
17.001 - 17.500	15	1,576,509.28	105,100.62	0.24	10.223	553	87.50
17.501 - 18.000	1	41,223.83	41,223.83	0.01	10.875	571	82.50
18.001 - 18.500	1	48,825.00	48,825.00	0.01	11.150	551	90.00

Total:	3,308	649,754,601.47	196,419.17	100.00	7.099	632	81.46

Min: 11.875%
Max: 18.150%
Weighted Average: 14.099%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	4,380 records
Friedman Billings Ramsey

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
ARM Only	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

4.501 - 5.000	3	635,850.00	211,950.00	0.10	4.933	641	76.02
5.001 - 5.500	45	11,359,714.02	252,438.09	1.75	5.349	664	78.23
5.501 - 6.000	274	72,331,682.89	263,984.24	11.13	5.880	664	79.12
6.001 - 6.500	454	112,887,103.01	248,650.01	17.37	6.349	661	80.68
6.501 - 7.000	723	160,986,364.41	222,664.40	24.78	6.809	644	80.81
7.001 - 7.500	522	97,424,096.97	186,636.20	14.99	7.322	628	81.90
7.501 - 8.000	615	101,740,958.52	165,432.45	15.66	7.777	607	82.76
8.001 - 8.500	265	41,626,188.49	157,079.96	6.41	8.284	585	81.71
8.501 - 9.000	218	29,824,254.11	136,808.51	4.59	8.805	574	84.98
9.001 - 9.500	109	13,291,412.80	121,939.57	2.05	9.253	573	86.56
9.501 - 10.000	63	5,980,418.14	94,927.27	0.92	9.795	568	87.50
10.001 - 10.500	15	1,576,509.28	105,100.62	0.24	10.223	553	87.50
10.501 - 11.000	1	41,223.83	41,223.83	0.01	10.875	571	82.50
11.001 - 11.500	1	48,825.00	48,825.00	0.01	11.150	551	90.00

Total:	3,308	649,754,601.47	196,419.17	100.00	7.099	632	81.46

Min: 4.875%
Max: 11.150%
Weighted Average (>0): 7.099%

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
ARM Only	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

3.000	3,308	649,754,601.47	196,419.17	100.00	7.099	632	81.46

Total:	3,308	649,754,601.47	196,419.17	100.00	7.099	632	81.46

Min: 3.000%
Max: 3.000%
Weighted Average: 3.000%

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
ARM Only	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

1.000	3,308	649,754,601.47	196,419.17	100.00	7.099	632	81.46

Total:	3,308	649,754,601.47	196,419.17	100.00	7.099	632	81.46

Min: 1.000%
Max: 1.000%
Weighted Average: 1.000%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	4,380 records
Friedman Billings Ramsey

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
Months to Next Adjustment Date	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

15	1	156,800.00	156,800.00	0.02	6.000	631	80.00
16	2	373,420.28	186,710.14	0.06	6.470	617	85.87
17	1	360,000.00	360,000.00	0.06	7.625	646	80.00
19	10	2,730,997.23	273,099.72	0.42	6.551	669	85.02
20	52	13,906,060.81	267,424.25	2.14	6.664	653	83.09
21	169	38,685,639.39	228,909.11	5.95	6.686	652	82.27
22	365	77,294,441.08	211,765.59	11.90	7.022	638	81.46
23	222	42,655,896.76	192,143.68	6.56	7.157	634	83.04
24	465	97,175,924.00	208,980.48	14.96	6.972	635	82.60
28	1	163,252.67	163,252.67	0.03	8.250	509	80.00
29	6	917,014.13	152,835.69	0.14	7.532	602	82.10
30	3	624,976.73	208,325.58	0.10	8.303	566	80.66
31	14	3,354,871.29	239,633.66	0.52	6.715	643	81.28
32	48	10,849,726.00	226,035.96	1.67	6.393	655	79.65
33	187	40,807,572.95	218,222.32	6.28	6.812	644	80.36
34	652	120,029,427.64	184,094.21	18.47	7.307	625	80.36
35	391	65,832,838.88	168,370.43	10.13	7.395	618	81.04
36	719	133,835,741.63	186,141.50	20.60	7.207	625	81.36

Total:	3,308	649,754,601.47	196,419.17	100.00	7.099	632	81.46

Weighted Average: 30

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.